UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 22, 2008 (February 15, 2008)

Avis Budget Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 496-4700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 21, 2008 our Avis Budget Rental Car Funding (AESOP) LLC subsidiary completed the closing of a new conduit facility (also known as the Series 2008-1 Variable Funding Rental Car Asset Backed Notes) in an aggregate principal amount not to exceed $800,000,000.  The facility is available on a revolving basis, is secured primarily by vehicles, the majority of which are subject to manufacturer repurchase obligations, and other related assets, and bears interest at variable rates.  The maturity date for the facility is February 13, 2009.

A copy of the Series 2008-1 Supplement is attached hereto as Exhibit 10.1 and is incorporated by reference herein, a copy of the Purchase Group Supplement is attached hereto as Exhibit 10.2 and is incorporated by reference herein and a copy of the press release announcing the closing of the facility is attached hereto as Exhibit 99 and is incorporated by reference herein.

Certain of the purchasers of the Series 2008-1 Notes, the administrative agent and the trustee, and their respective affiliates, have performed and may in the future perform, various commercial banking, investment banking and other financial advisory services for us and our subsidiaries for which they have received, and will receive, customary fees and expenses.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

    The information described above under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

 (d)           Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description
10.1
Series 2008-1 Supplement, dated as of February 15, 2008, among Avis Budget Rental Car Funding (AESOP) LLC, Avis Budget Car Rental, LLC, as administrator, JPMorgan Chase Bank, N.A., as administrative agent, the commercial paper conduit purchasers, the funding agents and the APA Banks named therein, and The Bank of New York Trust Company, N.A., as trustee and as Series 2008-1Agent.

10.2
Purchaser Group Supplement, dated as of February 21, 2008, among Atlantic Asset Securitization LLC, as commercial paper conduit purchaser, Calyon New York Branch, as APA bank and funding agent, Avis Budget Rental Car Funding (AESOP) LLC, JPMorgan Chase Bank, N.A., as administrative agent and Avis Budget Car Rental LLC, as administrator.

99	Press Release dated February 21, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                AVIS BUDGET GROUP, INC.

By:	/s/ Jean M. Sera
Name:	Jean M. Sera
Title:	Senior Vice President and Secretary

Date: February 22, 2008

AVIS BUDGET GROUP, INC.
CURRENT REPORT ON FORM 8-K
Report Dated February 22, 2008 (February 15, 2008)

EXHIBIT INDEX

Exhibit No.	Description
10.1
Series 2008-1 Supplement, dated as of February 15, 2008, among Avis Budget Rental Car Funding (AESOP) LLC, Avis Budget Car Rental, LLC, as administrator, JPMorgan Chase Bank, N.A., as administrative agent, the commercial paper conduit purchasers, the funding agents and the APA Banks named therein, and The Bank of New York Trust Company, N.A., as trustee and as Series 2008-1 Agent.

10.2
Purchaser Group Supplement, dated as of February 21, 2008, among Atlantic Asset Securitization LLC, as commercial paper conduit purchaser, Calyon New York Branch, as APA bank and funding agent, Avis Budget Rental Car Funding (AESOP) LLC, JPMorgan Chase Bank, N.A., as administrative agent and Avis Budget Car Rental LLC, as administrator.

99.1	Press Release dated February 21, 2008.